Earnings per share (EPS)	12 Months Ended
Dec. 31, 2015
Earnings Per Share, Basic [Abstract]
Earnings per share (EPS)

All common shares issued are Costamare common stock and have equal rights to vote and participate in dividends. In August 2013, the Company issued Series B Preferred Stock, receiving an annual dividend of 7.625% in arrears on the 15th day of January, April, July and October of each year. In January 2014, the Company issued Series C Preferred Stock, receiving an annual dividend of 8.50% in arrears on the 15th day of January, April, July and October of each year. Additionally, in May 2015, the Company issued Series D Preferred Stock, receiving an annual dividend of 8.75% in arrears on the 15th day of January, April, July and October of each year. Profit or loss attributable to common equity holders is adjusted by the contractual amount of dividends on Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock that should be paid for the period. Dividends paid or accrued on Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock during the years ended December 31, 2013, 2014 and 2015, amounted to $1,536, $11,909 and $17,903, respectively.

	December 31,2013	December 31, 2014	December 31,2015
	Basic EPS	Basic EPS	Basic EPS
Net income	$103,087	$115,087	$143,764
Less: paid and accrued earnings allocated to Preferred Stock	(1,536)	(11,909)	(17,903)
Net income available to common stockholders	101,551	103,178	125,861
Weighted average number of common shares, basic and diluted	74,800,000	74,800,000	75,027,474
Earnings per common share, basic and diluted	$1.36	$1.38	$1.68